UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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HEXCEL CORPORATION
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Investor Presentation April 2008

Forward Looking Statements 1 Risks, Uncertainties and Other Factors with Respect to “Forward-Looking Statements” Certain statements contained in this presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements that are not of historical fact constitute “forward-looking statements” and, accordingly, involve estimates, assumptions, judgments and uncertainties. There are a number of factors that could cause actual results or outcomes to differ materially from those addressed in the forward-looking statements. Such factors are detailed in the Forward Looking Statements and Risk Factors sections of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 filed with the Securities and Exchange Commission.

2 Agenda Overview of Hexcel - Hexcel is now Focused entirely on Composites with a clear path to Growth Hexcel Performance - As a Company, Hexcel compares well with peers, is committed to continued improvement, and has delivered Shareholder value well above norms Hexcel’s Board and Corporate Governance - Hexcel has an excellent Board, with a good balance of skills and diversity - Takes Governance and Director selection process very seriously OSS Capital’s Proxy Fight - OSS offers no real plan for improvement, proposes to replace Directors who provide critical aerospace perspective and contacts to management and Board

3 Overview of Hexcel

4 Overview of Hexcel Leading advanced composites company for sixty years Our composite materials are used in commercial and military aircraft, space launch vehicles and satellites, wind turbine blades, automotives, bikes, skis and a wide variety of other recreational equipment Recently, sold non-core weaving businesses in electronics and ballistics, and reorganized to focus on composites 4,000+ employees Global footprint – manufacturing in nine countries Sales Source: Company filings (1) Adjusted for one-time and non-recurring charges, see Exhibit B for reconciliation to GAAP net income $730 $837 $958 $1,050 $1,171 $0 $350 $700 $1,050 $1,400 2003 2004 2005 2006 2007 (in millions) 13 % Avg. Annual Growth Adjusted Net Income(1) $10 $46 $49 $70 -$9 -$10 $30 $70 $110 $150 2003 2004 2005 2006 2007 (in millions) Represents GAAP Net Income (See Exhibit B)

Hexcel's Wide Range of Composite Products

Hexcel Product	Key Input		Major Competitors
Carbon Fiber	Acrylonitrile		Cytec, Toray, Teijin (Toho Tenax), SGL Carbon
Carbon Prepregs	Carbor Fibers Resins		Cytec, Toray, Umeco, Gurit, SGL Carbon
Glass Prepregs	Glass Fiber Resins		Gurit, Umeco
Reinforcements	Glass Fiber Carbon Fiber		Private Companies, JPS Industries
Honeycomb	Aramid Paper Aluminum Foil		Private Companies
Engineered Products	Honeycomb Prepregs Adhesives		Customers, SGL Carbon, Private Companies

6 Manufacturing sites (13) Joint Ventures (2) New sites (4) BHA, China Welkenraedt, Belgium ACM, Malaysia Tianjin, China Duxford, U.K. Stade, Germany Parla, Spain Dagneux, France Neumarkt, Austria Pottsville, PA Decatur, AL Seguin, TX Casa Grande, AZ Salt Lake City, UT Kent, WA Les Aveniéres, France Nantes, France Illescas, Spain Burlington, WA Global Company with Manufacturing and Management in Regions Served Hexcel’s Global Footprint Sales by Region 40% 48% 12% Europe U.S. Asia

7 22% 25% 53% Industrial Commercial Aerospace Space & Defense Space & Defense Commercial Aerospace Industrial Hexcel Sales by Market Boeing Airbus Engines/Nacelles Regional/Business Helicopters Military Aircraft Launch Vehicles Satellites Wind Energy Recreation Transportation Other Divested non-core weaving products: - Electronics - Ballistics - Blinds 2007 Sales -- $1,171 million

8 Industrial Applications Broad Range of Performance Applications – Wind Turbines Drive Growth $196 $227 $267 $280 $294 2003 2004 2005 2006 2007 Wind Uranium Enrichment Recreation Industrial Revenues 11% Av. Annual Growth Transportation

9 Space & Defense - Trends Space & Defense Revenues Expected to Continue Near Historic Growth Rates Diverse Range of Applications Over 80 Active Programs Top 10 Programs: Represent less than 50% of Segment 3 Non-U.S. Military - Include: Transport Aircraft Fighters Helicopters Launch Vehicles $185 $201 $220 $222 $256 2003 2004 2005 2006 2007 Growth in both U.S. and Europe Rotorcraft a major growth driver JSF, F22, A400M, UAVs Composites Rich U.S. Tanker program Satellite and launch vehicle recovery Space & Defense Revenues 2008 Outlook 8-10% Historical Growth Blackhawk

Commercial Aerospace

Largest Application for Composites

Fuselage	Wings
Empennage	Control Surfaces
Airframe	Radomes
Gear Doors	Nacelles
Engines	Thrust Reverser
Interiors	Floors

Hexcel Sales Well Balanced



Other
26%
Airbus
35%
Boeing
39%



BMI
Carbon Fiber HS & IM
Prepreg Secondary & Primary Structure
HexMC
Septum Core
Thermoplastics
Adhesives
Floor Panels
Conductivity

Wide Range of Products Covering a Wide Range of Applications

HEXCEL

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11 Commercial Aerospace – Composites Penetration Step Change Underway with Intermediate Modulus Carbon Fiber as the Standard A380 B757 B767 5-6% A320 B777 A340 787 A350 A310 A340 -500/600 5-6% 10-15% 50+ % 23% 1980 1985 1990 1995 2000 2005 2010 2015 15% 10% 20% 50% 5% Al Titanium Composite Steel Misc. 15% 10% 20% 50% 5% B787 14% 7% 20% 52% 7% Al / Al-Li Titanium Composite Steel Misc. 14% 7% 20% 52% 7% A350 Composite Content by Weight

12 Commercial Aerospace – Cyclical & Secular Growth Composites Penetration Allows Hexcel to Outperform Very Strong Market Over 7,000 planes in backlog or over 7 years based on 2007 deliveries Global growth -- US legacy carriers yet to order Secular Penetration Results in a Faster Growth Rate for Hexcel 305 320 378 434 453 281 285 290 398 441 2003 2004 2005 2006 2007 Boeing Build Airbus Build Strong Build Rate Cycle Underway driven by Global Demand 11% Average A/C Build Growth $622 $547 $470 $409 $349 2003 2004 2005 2006 2007 Backlog mix better: - Twin aisles (bigger) - Newer designs (more composite) Historical 5% growth adder attributed to secular, moving to 10% in future years 16% Average Hexcel Commercial Aerospace Sales Growth

13 Hexcel Performance

14 Hexcel Operating Margin Progress vs. Peers As a Company, Hexcel has improved its OI% to above 75% of its Customers, and above the median of its Industry (1) Represents the average of the Hemscott General Aerospace/Defense Products and Services Index, as provided by Hemscott. (2) EBIT margins are LTM adjusted for restructuring charges, non-recurring items and other income expenses. Hexcel vs. Top Customers and Aerospace / Defense Index1 15.6% 15.2% 13.7% 12.2% 11.5% 9.6% 8.5% 7.6% 6.8% 2.6% 2.6% 3.9% 4.5% (3.2)% 6.6% 5.6% 6.2% 6.2% 1.9% GE Gamesa Embraer ATK UTX Cytec Textron Aerospace / Defense Index¹ Goodrich GKN Lockheed Hexcel Northrop Vestas EADS Finmeccanica Boeing Bombardier Vought Median: 6.6% 15.6% 13.8% 13.7% 11.5% 11.5% 10.9% 10.1% 10.0% 9.4% 9.1% 5.1% 5.9% 6.7% 7.2% 7.6% (1.4)% 8.4% 9.0% 8.9% 8.7% 0.4% GE Goodrich Textron UTX Hexcel Spirit Lockheed ATK Northrop Vestas Aerospace / Defense Index¹ Cytec Embraer Boeing Gamesa GKN Vought Safran Bombardier Finmeccanica EADS Median: 9.0% 2003 Adj. EBIT Margins2 2007 Adj. EBIT Margins2

"Segment" Comparisons are Difficult

Hxl sub-Product Line	Hexcel vs Comp.(2)	Cytec (1)	Toray (1)	Teijin (Toho Tenax) (1)	Umeco	Gurit	JPS Industires	SGL Carbon (1)
	Competitor best Comparable Unit OI%							
Carbon Fiber	+		22.2%	17.3%				
Carbon Prepreg	-	19.8%			9.6%			
Glass Prepreg	+					-0.6%		
Reinforcements (3)	+						4.6%	
Honeycomb (3)	?							
Engineered Products	+							1.9%

(1) Amounts shown are based on the segment information that is most comparable to the Hexcel segment
(2) Hexcel does not provide product line details, +/- determined on GAAP basis
(3) There are no (or limited) publicly available competitor information, but we believe our results are better than average

Product by Product, Hexcel's Margins only lag Cytec in Prepreg

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Carbon Fiber Companies have a Business Model

Carbon Fiber	Market Dynamics	Toray	Toho	Zoltek	MRC	SGL	Hexcel	CYT
		Fiber Focused Companies					PrePreg Focus Companies	
UHM	• Very High Price – Not for Comm Aero	✓	✓					
Intermediate Modulus	• Rigorous Qualification							
	• New Aero Standard	✓	✓				✓	
High Strength Aerospace	• Long Term Contracts							
	• Can Sell Excess to Industrial	✓	✓				✓	✓
Industrial	• Supply / Demand Sensitive							
	• Multi Source	✓	✓		✓	✓		
	• Spot or Short Term Pricing							
	• Commodity Like							
Hi Tow	• All were <10% in '02,3,4				✓		✓	
	Surplus Years			✓				
	Estimated Nameplate Capacity (M lb/yr)	29	20	19	11	5	7	5

Premium

Commodity

Note - All companies have announced capacity additions. Hexcel's announced capacity by 2010 is 16 million lbs

Hexcel seeks to make only Premium Fiber - buys 2/3 of requirements.
Hexcel external sales less than 10% of Company but Highest Margin of Group

HEXCEL

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Hexcel/Cytec Materials Segment Comparisons

	Hexcel (Comp Mat'l Seg)	Cytec (Eng. Mat'l Seg)
Sales	$942 million	$670 million
Common Products	High strength Carbon Fibers Prepregs Carbon weaving	
Unique Products	IM Carbon Fiber Reinforcements Honeycomb	Film adhesives Ablative materials Thermoplastics
Strengths	US Military (CF) Euro Aerospace Wind *IM Carbon Fiber*	US Military (prepreg) Interiors Film adhesives


Americas
Europe
Asia
Sales by Region

Cytec Engineered Materials ("CEM")

- 2005 acquired Surface Specialties business for $1.8 Billion – nearly doubled the size of the company
- Increase Carbon Fiber capacity by 50%
- CEM - $79M of capex over last 3 years

CEM is 19% of total company sales

Hexcel – Composite Materials Segment

- 2006/7 divested businesses to focus solely on composites
- Announced two Carbon Fiber expansions to increase capacity by total of 190%
- Composite Materials - $280M capex over last 3 years
- Announced new plant openings in Germany, France and China to meet demand in Euro Aerospace and wind
- R+T up 110 bp since '02, major new products announced
- *Products meet A350 primary structures specification*

Hexcel focus is on Composites

Note that Cytec is a supplier, customer and competitor of Hexcel

CEM OI% *is* good - but Hexcel is Better Positioned for Composites Future

HEXCEL

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18 Hexcel has Improved Despite Serious Headwinds ‘03-’08 Labor Cost Headwinds Multi Year Contracts (>70%) and Positioning for New Programs Limits Pricing Options... ...Productivity & Leverage on Growth is Key Margin Expansion Strategy Wage inflation + 17% US Health Care Costs + 50% Stranded Cost of divestitures New Greenfield Facilities - Spain - France - German - China Other Cost Headwinds Foreign Exchange + 21% Investing for Growth: -Research & Tech + 76% -Capital Spend + 522% Material Cost Headwinds Purchased Cost ’03-’08 Material Drivers Driver Inc Resins Oil +221% Carbon Fiber AN +124% All Fibers Nat. Gas +37% Honeycomb Nomex +15% Materials Aluminum +82% Material Other Overhead Staffing Notional – Company does not provide details Adjusted Operating Income $45 $65 $102 $115 $135 $0 $40 $80 $120 $160 2003 2004 2005 2006 2007 (in millions) Represents GAAP Operating Income (See Exhibit A) 31% Avg. Annual Growth Despite headwinds we have still delivered margin growth

Operational Improvement Initiatives 2001-2003 19 Hexcel has demonstrated Aggressive Cost Control in Good times and Bad without Sacrificing The Future... Hexcel is not a “Mismanaged” Company Electronics meltdown and September 11th aerospace impact cause 26% drop in sales - $60M cash cost reduction - 30% headcount cut, R+T protected - Closed 2 U.S. plants - Expanded margins 2004-2005 Good growth and cost control - 25% OI incremental leverage 2006-2008 Ballistics slowdown (35%) and A380 delay hamper leverage - Divested Electronics & Ballistics to focus on Core Composites ($144M ’06 sales divested) - Restructured from 3 GBU’s to 1 - Closed 2 additional plants - Continued to invest for long term (R+T doubled in 5 yrs) Sales Adjusted Operating Income % Discontinued Operations $700 $800 $900 $1,000 $1,100 $1,200 1999 2000 2001 2002 2003 2004 2005 2006 2007 Sales as Reported Restated Sales 4% 6% 8% 10% 12% 1999 2000 2001 2002 2003 2004 2005 2006 2007 Operating Income as Reported Restated Operating Income

20 Hexcel Targets Growth in Sales and Operating Income Hexcel is Committed to Continued Margin Expansion At Dec ‘07 Investor Conference: Sales Outlook Scenario Presented: - Historical S+D growth - Wind growth of 15% - Other Ind primarily USEC - Airline Monitor forecast - Other Aero only 10%/yr Targeted 15% OI by 2010 - Requiring 22% incr. lev. - Mat’ls Segment >18% Results in: - Sales Growth of 45% - OI growth of 89% 2004 Sales Base 2005 2006 2007 S&D Wind $1.7B Other Industrial Boeing Airbus Other 2010 $1.2B Ref: Investor Presentation Dec 07

21 Stock Price Performance Hexcel vs. Top Customers1, Aerospace / Defense Index2, Toray, Cytec and S&P500 Source: Factset as of March 28, 2008 (1) Top Customer Composite includes General Electric, Goodrich, United Technologies, Gamesa, Spirit Aerosystems, Lockheed Martin, Cytec Industries, Textron, Alliant Techsystems, Northrop Grumman, Vestas Wind Systems, Boeing, GKN, Finmeccanica, Safran, Bombardier, European Aeronautic Defence, and Empresa Brasileira de Aeronáutica (2) Represents the Hemscott General Aerospace/Defense Products and Services Index, as provided by Hemscott. (100%) 0% 100% 200% 300% 400% 500% 600% 700% 800% Mar-2003 Dec-2003 Aug-2004 May-2005 Jan-2006 Oct-2006 Jul-2007 Mar-2008 Daily from 28-Mar-2003 to 28-Mar-2008 Indexed Price 541.5% Hexcel 90.0% Cytec 136.5% Toray 52.3% S&P 500 Index 330.3% Aerospace & Defense Products and Services Index² 191.9% Customers Composite¹ 16-Jan-2008 Boeing Announced 787 Delay 13-Jun-2006 EADS Announced A380 Delay Hexcel Stock Performance has not been “Underwhelming”

22 Hexcel’s Board and Corporate Governance

23 Hexcel has an Excellent Board 9 of 10 Independent Engaged – 3 year attendance 97.5% for group Fresh perspective 6 new directors in 3 years Each (except newly nominated Mr. Hill) has participated in: Plant visits and reviews Customer visits Succession planning Strategic planning Annual budgets Capital expansion reviews Special reviews have been held in: Research and Technology Operations Information Technology Sales and Marketing

24 Hexcel Board Focus on Corporate Governance Shareholder Friendly Regular Updates to Meet Best Practices 73% 88% 97% 2006 2007 2008 CGQ Scores* Annually-elected Board The company does not have a poison pill Lead director and process established Non-management executive sessions now at all in person Board meetings Stock ownership requirements Annual CEO performance reviews Resignation letters offered if job changes Hexcel ISS scores outperform 99.6% Capital Goods Group Ranked #3 in Russell 3000 as of March 2008 * Feb scores per Bloomberg

25 Nominating Process Survey of Board for desired background “Wish list” (ie, Public Company board experience, aerospace, chemical, diverse, etc.) Retain professional search firm Search firm vets all candidates regardless of source Nominating and Governance Committee interviews candidates Candidate interviews CEO Background and reference checks by both search firm and directors Presentation to full Board No directors have interlocks with other Board positions Director Search Process led by Nominating and Governance Committee A Thorough and Thoughtful Process... Directors are not “beholden to Hexcel’s management” or “other Hexcel Board members” as OSS suggests

26 Nominating Process Results Board Composition by Year – Targeted Search Process 2 2 1 1 1 1 0 Diversity Director Selected Technical Manufacturing Aerospace Public Board Exposure Financial Expert Total 2 5 5 7 5 10 Apr ’08 Graves, Hill 0 4 5 6 6 9 Apr ’07 Brubaker, Foster, Pugh 0 2 4 5 6 8 Apr ’06 Hurley 0 3 3 6 9 10 Apr ’05 0 3 3 5 9 10 Apr ’04 Campbell 0 3 2 4 9 10 Apr ’03 Derickson 0 3 2 3 6 9* Aug ’01 Skills Targeted for next Director Committees’ process has resulted in a well balanced board with a good mix of needed skills OSS slate would reduce aerospace by 60%, diversity by 50% and put staffing pressure on the Audit Committee (Mr. Blechschmidt is an expert but declines to serve on Audit Committee) *Second inside director removed 1/02 CEO only insider ‘02-Present

Hexcel's Board of Directors

Note: Current or most recent job listed first, prior experiences follow in order

David E. Berges (7 years tenure)
- Chairman, CEO and Director of Hexcel Corporation
- Pres. Automotive Products Group of Honeywell ($2B, global, 10,000 ee's)
- VP GM Engine Systems AlliedSignal Aerospace; COO Barnes Aerospace
- 15 years in General Electric following their Manufacturing Management Prog.

Joel S. Beckman (5 years tenure)
- Managing Partner of Greenbriar Equity Group LLC – a private equity company focused entirely on the transportation/aerospace segment
- MD and Partner of Goldman, Sachs & Co. (18 years in total with firm) – founder of the 'global transportation business group'
- JD Yale Law, director of numerous private companies

Lynn Brubaker (3 years tenure)
- Independent Consultant to multi-national Aerospace and Defense companies
- VP G M Commercial Aerospace for Honeywell ($7B); 68 Global operations
- VP McDonnell Douglas Aircraft, MD90 Program; Republic and Comair Airlines
- Director of 2 private co.; 16 of 20 credits towards Prof. Director Cert. (ISS)

Jeffrey C. Campbell (5 years tenure)
- EVP, CFO of McKesson Corp. ($93B) "Best CFO in Healthcare" by Institutional Investor. Global Sourcing. CFO since 2004, company value has doubled.
- CFO of AMR Corp, led out of court restructuring to reduce $3B expenses
- MD International Planning American Airlines; Ran AA Europe, Middle East, Africa ($1B, 3500 ee's, 3 years in London)

Sandra L. Derickson (6 years tenure)
- Retired CEO and President, HSBC Bank USA
- Numerous positions General Electric Capital Corporation
- 25 years global operating experience, acquisitions, start-ups, restructurings

W. Kim Foster (1 year tenure)
- CFO of FMC Corporation a $3B chemicals company
- VP GM FMC Agricultural Products Group
- Director FMC International, GM Airport Products and Systems

Jeffery A. Graves, PhD Materials (1 year tenure)
- CEO C&D Technologies; CEO Kemet Corp.
- Global operations experience including opening plants in China, Mexico; acquisitions and divestitures. A Six Sigma Blackbelt.
- Senior R&D work at General Electric, Rockwell International, Howmet
- Director of Teleflex

David C. Hill, PhD Material Sciences (director nominee)
- Retired CEO Sun Chemical Corp.; also 4 years as SVP Operations and Technology (13,000 ee's, ½ outside U.S.)
- JM Huber Corporation, AlliedSignal (2 yrs. in Germany) and Union Carbide
- CTO of AS Engineered Mat'ls Group, GM of Advanced Fibers Unit
- Director of Symyx Technologies

David C. Hurley (3 years tenure)
- Vice Chairman of PrivatAir (Switz), a global corporate aviation company
- Founder Flight Services Group (Private aircraft management group)
- 40 years in operations with Canadair, Cessna, Harris. "Secret" clearance
- Director of GWR, GSL, AERG, TSX

David L. Pugh (2 years tenure)
- Chairman and CEO of Applied Industrial Technologies Inc.
- SVP Rockwell Automation; GM Rockwell Industrial Controls Group
- Operating positions in Square D Co. and Westinghouse Electric Corp.
- Director of OM Group

Strong Operationally, Globally, Financially; Good Market and Industry Relevance

HEXCEL

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28 O.S.S Capital’s Proxy Fight

29 Background to the Proxy Contest OSS criticizes Hexcel’s operating performance; requests Board retain an investment bank for advice on maximizing shareholder value OSS indicates desire to submit a director nominee to replace Martin Solomon, who was retiring – N+G search firm finds candidate under-qualified March 2007 May 2007 Board invites OSS to present its views on the company’s operating performance Board subsequently concludes the company should continue with its strategic plan for delivering shareholder value October 2007 OSS notifies Hexcel of its intention to nominate three candidates to the Board Sandra Derickson, Chair of Hexcel’s Nominating Committee, commits to speak with the candidates OSS withdraws the name of one of its previous candidates (an OSS analyst) and forwards the resumes of two additional candidates (one of whom declines) November 2007 OSS faxes letter, requests the company interview its candidates and for the Board to make a definitive decision to expand Board to accommodate its three candidates in eight business days Board holds special meeting and determines to adhere to its established vetting process; Ms. Derickson writes a letter to OSS summarizing the results of the meeting and stating a search process was underway for the next Board opening and the Company was willing to include the OSS candidates in the process OSS notifies Hexcel of intention to nominate Messrs. Hirsch, Blechschmidt and Leuliette and that it intends to solicit proxies in support of its nominees

30 Background to the Proxy Contest (continued) Hexcel’s Nominating Committee meets with and interviews each of OSS’s director candidates, along with other candidates identified by a retained professional search firm December 2007 – January 2008 February 2008 Hexcel offers to expand its Board size by one and add one of OSS’s candidates, Mr. Blechschmidt, as a director Hexcel also requests that OSS review, meet and support another candidate, Mr. Hill, identified through the search process to address chemical/technical needs of the Board Less than two hours after receiving Hexcel’s proposal, OSS rejects the proposal OSS subsequently files preliminary proxy materials for the election of its three candidates

31 OSS’s Director Nominees Edward A. Blechschmidt Former CEO of Novelis, a manufacturer of aluminum rolled products and aluminum can recycling. Served 3 months during sale process Former Chairman and CEO of Gentiva Health Services. Served 30 months. Director of Healthsouth, Columbia Laboratories and Lionbridge Technologies Timothy D. Leuliette Founder of Leuliette Partners, an investment and financial advisory company Former Co-Chairman and Co-CEO of Asahi Tec Corporation. Served 12 months. Co-Founder of Metaldyne, a metal parts maker for automotive industry No public board or aerospace experience evident Joachim Hirsch Vice President of Special Projects for Magna International Former CEO Teksid Aluminum, a private aluminum auto parts company Former “CEO” of Textron Fastening Systems, A division reporting below the COO. No public board or aerospace experience evident

32 Conclusion - Hexcel is now Focused entirely on Composites with a clear path to Growth - As a Company, Hexcel compares well with peers, is committed to continued improvement, and has delivered Shareholder value well above norms - Hexcel has an excellent Board, with a good balance of skills and diversity - Board takes Governance and Director selection process very seriously - OSS offers no real plan for improvement, proposes to replace Directors who provide critical aerospace perspective and contacts to management and Board Please Vote the Hexcel Gold Proxy Card

33 Exhibits

34 Exhibit A – Adjusted Operating Income Reconciliation of GAAP and Non-GAAP Measures Fiscal Year Ending December 31 $ millions 2003 2004 2005 2006 2007 GAAP Operating Income (1) 46.8 $ 62.1 $ 84.3 $ 103.4 $ 114.9 $ Business Consol & Restructuring Exp. 3.9 2.5 2.9 9.9 7.3 Litigation Settlements/Legal Fees - 7.0 18.4 - - Gain on Sale of Assets (2.2) (4.0) (1.4) - - FAS 123R Expense (2) (3.4) (3.5) (3.4) - - Transaction Costs (3) - 1.1 1.0 1.2 - Other Operating Expense (4) - - - - 12.6 Non-GAAP Operating Income 45.1 $ 65.2 $ 101.8 $ 114.5 $ 134.8 $ Non-GAAP Operating Income % of sales 6.2% 7.8% 10.6% 10.9% 11.5% Note: (1) Excludes Architectural and EBGI businesses as now classified as discontinued operations (2)The Company adopted FAS 123R as of January 1, 2006. Prior years have been adjusted to reflect stock compensation expense as if it was adopted on January 1, 2003. (3) Costs for secondary filing. (4) Other operating expenses include $9.4m of expense related to partial settlement of US Pension and $3.2m associated with the impairment of purchased technology and fixed assets.

35 Exhibit B – Adjusted Net Income Reconciliation of GAAP and Non-GAAP Measures 1) The Company adopted FAS 123R as of January 1, 2006. Prior years have been adjusted to reflect stock compensation expense as if it was adopted on January 1, 2003. 2) The 2007 tax adjustment include a $1.9 million benefit from a change in estimate of the state net deferred tax assets. The 2006 and 2005 amounts represent the reversal of valuation allowances. Fiscal Year Ending December 31 In Millions 2003 2004 2005 2006 2007 GAAP Net Income (16.6) $ 15.0 $ 131.2 $ 64.9 $ 63.3 $ FAS 123R Expense (net of tax)(1) (2.1) (2.2) (2.1) - - Other Operating Expense (net of tax) - 4.3 11.4 - 8.1 Gain on sale of JV (net of tax) (1.4) (2.5) (0.9) (9.6) - Loss on early retirement of debt (net of tax) 25.4 - - Tax Adjustments (2) 10.9 (4.6) (119.2) (6.7) (1.9) Non-GAAP Net Income (9.2) $ 10.1 $ 45.8 $ 48.6 $ 69.5 $